                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2004
                                                        ------------------

                     STRUCTURED ASSET SECURITIES CORPORATION
                 -----------------------------------------------
                 (Exact name of registrant specified in Charter)

   Delaware                      333-115858                       74-2440850
---------------                 ------------                 ------------------
(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)

        745 Seventh Avenue, 7th Floor
                New York, NY                                         10019
  ----------------------------------------                          -------
  (Address of principal executive offices)                          Zip Code

           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

     The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-115858) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $199,009,100.00 in aggregate principal amount Class A1, Class A2, Class A3, Class A4, Class A5, Class A-IO1, Class A-IO2, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-12H on September 30, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated June 25, 2004, as supplemented by the Prospectus Supplement, dated September 29, 2004 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of September 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and Citibank, N.A., as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A5, Class A-IO1, Class A-IO2, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $199,909,613.33 as of September 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               1.1    Terms Agreement, dated September 28, 2004, between
                      Structured Asset Securities Corporation, as Depositor and
                      Lehman Brothers Inc., as the Underwriter.

               4.1    Trust Agreement, dated as of September 1, 2004, among
                      Structured Asset Securities Corporation, as Depositor,
                      Aurora Loan Services Inc., as Master Servicer and
                      Citibank, N.A., as Trustee.

               99.1   Mortgage Loan Sale and Assignment Agreement, dated as of
                      September 1, 2004, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as
                      Purchaser.

               99.2 Servicing Agreement, dated as of September 1, 2004, between Lehman Brothers Holdings Inc. and Aurora Loan
                      Services Inc.

               99.3   Transfer Notice, dated as of September 1, 2004, between
                      Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

               99.4   Reconstituted Servicing Agreement, dated as of September
                      1, 2004, between Bank of America, N.A. and Lehman Brothers
                      Holdings Inc.

               99.5   Reconstituted Servicing Agreement, dated as of September
                      1, 2004, between Cendant Mortgage Corporation and Lehman
                      Brothers Holdings Inc.

               99.6   Reconstituted Servicing Agreement, dated as of September
                      1, 2004, between Commercial Federal Bank and Lehman
                      Brothers Holdings Inc.

               99.7   Reconstituted Servicing Agreement, dated as of September
                      1, 2004, between Countrywide Home Loans Servicing LP and
                      Lehman Brothers Holdings Inc.

                99.8  Reconstituted Servicing Agreement, dated as of September
                      1, 2004, between GMAC Mortgage Corporation and Lehman
                      Brothers Holdings Inc.

                99.9  Reconstituted Servicing Agreement, dated as of September
                      1, 2004, between SunTrust Mortgage, Inc. and Lehman
                      Brothers Holdings Inc.

               99.10  Reconstituted Servicing Agreement, dated as of September
                      1, 2004, between Wells Fargo Home Mortgage, Inc. and
                      Lehman Brothers Holdings Inc.

               99.11  Correspondent Servicing Agreement, dated as of June 26,
                      2002, by and among Lehman Brothers Bank, FSB, Aurora Loan
                      Services Inc. and Colonial Savings, F.A.

               99.12  Master Servicing Agreement for Fixed and Adjustable Rate
                      Mortgage Loans, dated as of May 25, 2000, by and between Centre Capital Group, Inc. and Bank of America, N.A.

               99.13 Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of May 29, 2001, by and between Centre Capital
                      Group, Inc. and Cendant Mortgage Corporation

               99.14  Master Servicing Agreement for Fixed and Adjustable Rate
                      Mortgage Loans, dated as of June 19, 2001, by and between Centre Capital Group, Inc. and Commercial Federal Bank

               99.15  Master Servicing Agreement for Fixed and Adjustable Rate
                      Mortgage Loans, dated as of March 17, 2000, by and between Centre Capital Group, Inc. and Countrywide Home Loans,
                      Inc.

               99.16 Master Mortgage Loan Sale and Servicing Agreement, dated as of February 1, 2003 by and between Centre Capital
                      Group, Inc. and GMAC Mortgage Corporation

               99.17  Master Servicing Agreement, dated as of May 2000, between
                      Centre Capital Group, Inc. and SunTrust Mortgage, Inc.

               99.18  Master Servicing Agreement for Fixed and Adjustable Rate
                      Mortgage Loans, dated as of May 1, 2000, by and between

                      Centre Capital Group, Inc. and Wells Fargo Home Mortgage,
                      Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STRUCTURED ASSET SECURITIES
                                             CORPORATION


                                             By: /s/ Matthew Lewis
                                                 -------------------------------
                                             Name: Matthew Lewis
                                             Title: Senior Vice President

Date: October 15, 2004

                                  EXHIBIT INDEX

Exhibit No.                               Description                              Page No.
-----------                               -----------                              --------
    1.1       Terms Agreement, dated September 28, 2004, between Structured
              Asset Securities Corporation, as Depositor and Lehman Brothers
              Inc., as the Underwriter.

    4.1       Trust Agreement, dated as of September 1, 2004, among Structured
              Asset Securities Corporation, as Depositor, Aurora Loan Services
              Inc., as Master Servicer and Citibank, N.A., as Trustee.

    99.1      Mortgage Loan Sale and Assignment Agreement, dated as of September
              1, 2004, between Lehman Brothers Holdings Inc., as Seller and
              Structured Asset Securities Corporation, as Purchaser.

    99.2      Servicing Agreement, dated as of September 1, 2004, between Lehman
              Brothers Holdings Inc. and Aurora Loan Services Inc.

    99.3      Transfer Notice, dated as of September 1, 2004, between Colonial
              Savings, F.A. and Lehman Brothers Holdings Inc.

    99.4 Reconstituted Servicing Agreement, dated as of September 1, 2004, between Bank of America, N.A. and Lehman Brothers Holdings Inc.

    99.5 Reconstituted Servicing Agreement, dated as of September 1, 2004, between Cendant Mortgage Corporation and Lehman Brothers Holdings
              Inc.

    99.6 Reconstituted Servicing Agreement, dated as of September 1, 2004, between Commercial Federal Bank and Lehman Brothers Holdings Inc.

    99.7 Reconstituted Servicing Agreement, dated as of September 1, 2004, between Countrywide Home Loans Servicing LP and Lehman Brothers
              Holdings Inc.

    99.8 Reconstituted Servicing Agreement, dated as of September 1, 2004, between GMAC Mortgage Corporation and Lehman Brothers Holdings
              Inc.

    99.9 Reconstituted Servicing Agreement, dated as of September 1, 2004, between SunTrust Mortgage, Inc. and Lehman Brothers

              Holdings Inc.

   99.10 Reconstituted Servicing Agreement, dated as of September 1, 2004, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers
              Holdings Inc.

   99.11 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and
              Colonial Savings, F.A.

   99.12      Master Servicing Agreement for Fixed and Adjustable Rate Mortgage
              Loans, dated as of May 25, 2000 by and between Centre Capital
              Group, Inc. and Bank of America, N.A.

   99.13 Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of May 29, 2001, by and between Centre Capital Group, Inc. and
              Cendant Mortgage Corporation

   99.14      Master Servicing Agreement for Fixed and Adjustable Rate Mortgage
              Loans, dated as of June 19, 2001, by and between Centre Capital
              Group, Inc. and Commercial Federal Bank

   99.15      Master Servicing Agreement for Fixed and Adjustable Rate Mortgage
              Loans, dated as of March 17, 2000, by and between Centre Capital
              Group, Inc. and Countrywide Home Loans, Inc.

   99.16      Master Mortgage Loan Sale and Servicing Agreement, dated as of
              February 1, 2003 by and between Centre Capital Group, Inc. and
              GMAC Mortgage Corporation

   99.17      Master Servicing Agreement, dated as of May 2000, between Centre
              Capital Group, Inc. and SunTrust Mortgage, Inc.

   99.18      Master Servicing Agreement for Fixed and Adjustable Rate Mortgage
              Loans, dated as of May 1, 2000, by and between Centre Capital
              Group, Inc. and Wells Fargo Home Mortgage, Inc.



                         STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as................... 'r'
The section symbol shall be expressed as................................ 'SS'